GOLDEN PHOENIX AND WIN-ELDRICH COMPLETE FORMATION OF
ASHDOWN OPERATING COMPANY

SPARKS, NV, and TORONTO, CANADA October 2, 2006 - Golden Phoenix Minerals, Inc. (OTC Bulletin Board: GPXM - News) and Win-Eldrich Mines Limited, (TSXV-WEX) are pleased to announce the completion and signing of agreements that form the operating company, Ashdown Project LLC, that owns and will operate their Ashdown molybdenum mining project in Nevada.

With the formation of Ashdown Project LLC, responsibility for the continued development and supervision of the Ashdown mine property and its mill facility passes to a five-member board representing Golden Phoenix’s 60% interest and Win-Eldrich’s 40% interest. Continuity of day-to-day operations will be maintained during a transition period by Golden Phoenix under contract to the LLC, with Vice President Operations Don Prahl and Mine Manager Earl Harrison continuing to lead on-site operation of the mine and mill.

Construction of the Ashdown mill, located two miles from the mine, was recently completed. It is a 100-ton per day flotation facility, designed to process molybdenite ore and produce a high-quality commercial concentrate. The mill has undergone successful systems trials and metallurgical tests in the past four weeks and is ready to receive mill feed from the mine.

Work on the mine and mill has advanced under a 1000-ton bulk sample permit, and the full-scale Plan Of Operations is currently in final review at the Bureau of Land Management.

The price of molybdenum oxide, which is the internationally accepted form of the molybdenum disulfide concentrate to be produced at Ashdown, has traded in a $20.00-to-$29.00 range since January 1, 2006, for an average price of $24.45.

Golden Phoenix Minerals, Inc. is a Nevada-based mining company committed to deliver value to its shareholders by acquiring, developing and mining superior precious and strategic metal deposits in North

America using competitive business practices balanced by principles of ethical stewardship. Golden Phoenix owns the Mineral Ridge gold and silver property near Silver Peak, Nevada, the Northern Champion molybdenum mine in Ontario, Canada, and is manager/operator and 60% owner and partner of the Ashdown gold and molybdenum property in Humboldt County, Nevada.

Visit the Golden Phoenix Web site at http://www.Golden-Phoenix.com/

CONTACT:
Golden Phoenix Minerals, Inc.
Robert Martin
Executive Vice President for Strategic Development
775/853-4919

E & E Communications
Paul Knopick
949/707-5365
pknopick@eandecommunications.com

Forward-Looking Statements. Certain statements included herein may contain forward-looking information within the meaning of Rule 175 under the Securities Act of 1933 and Rule 3b-6 under the Securities Exchange Act of 1934, and are subject to the safe harbor created by those rules. All statements, other than statements of fact, including, without limitation, statements regarding potential future plans and objectives of the company, are forward-looking statements that involve risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. The Company's actual results could differ materially from those anticipated in such forward-looking statements as a result of a number of factors. These risks and uncertainties, and certain other related factors, are discussed in the Company's Form 10-KSB, Form 10-QSB and other filings with the Securities and Exchange Commission. These forward-looking statements are made as of this date and the Company assumes no obligation to update such forward- looking statements as a result of a number of factors.

More information is available on the Win-Eldrich website, www.win-eldrich.com.

This news release includes certain forward-looking statements concerning the future performance of our business, its operations and its financial performance and condition, as well as management's objectives, strategies, beliefs and intentions. Forward-looking statements are frequently identified by such words as "may", "will", "plan", "expect", "anticipate", "estimate", "intend" and similar words referring to future events and results. Forward-looking statements are based on the current opinions and expectations of management. All forward-looking information is inherently uncertain and subject to a variety of assumptions, risks and uncertainties, including the speculative nature of mineral exploration and development, fluctuating commodity prices, competitive risks and the availability of financing, as described in more detail in our recent securities filings available at www.sedar.com. Actual events or results may differ materially from those projected in the forward looking-statements and we caution against placing undue reliance thereon. We assume no obligation to revise or update these forward-looking statements.

THE TSX VENTURE EXCHANGE HAS NOT REVIEWED AND DOES NOT ACCEPT RESPONSIBILITY FOR THE ADEQUACY OR ACCURACY OF THIS RELEASE.

For further information

Perry Muller, President and Director of Win-Eldrich, at (402) 753-9134

Fernao Ferreira, Vice-President and Director of Win-Eldrich, at (416) 367-8275

Source: Golden Phoenix Minerals, Inc.